Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SportsTek Acquisition Corp. (the “Registrant”) on Form 10-Q for the period ending September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 9, 2021	By:	/s/ Jeffrey Luhnow
Jeffrey Luhnow
Co-Chief Executive Officer

Date: November 9, 2021	By:	/s/ C. Tavo Hellmund
C. Tavo Hellmund
Co-Chief Executive Officer

Date: November 9, 2021	By:	/s/ Timothy W. Clark
Timothy W. Clark
Chief Financial Officer and Chief Operating Officer